25000145

NUMBER

SHARES

mks

MKS INC.

COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 55306N 10 4

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

MKS INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of the Commonwealth of Massachusetts and to the Articles of Organization and By-laws of the Corporation, all as amended from time to time. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile seal of its corporate seal to be hereunto affixed.

Dated:

TREASURER

MKS INC. ★ 1961 ★ MASSACHUSETTS

PRESIDENT

COUNTERSIGNED AND REGISTERED:
EQUINITI TRUST COMPANY, LLC
TRANSFER AGENTAND REGISTRAR

BY

AUTHORIZED SIGNATURE

MKS INC.

The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request, a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For Value received, ______________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *Shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

(Signature) ______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guaranteed: ______________________

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.